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                                                                    EXHIBIT 10.1


                                 AMENDMENT NO. 4

                          DATED AS OF DECEMBER 3, 1999

                                       TO

                           LOAN AND SECURITY AGREEMENT

                                   AS AMENDED

                            DATED AS OF JUNE 5, 1997

                                      AMONG

                ACCREDO HEALTH, INCORPORATED AND ITS SUBSIDIARIES

                                       AND

                             BANK OF AMERICA, N.A.,

                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                       AND

                          BROWN BROTHERS HARRIMAN & CO.

                                       AND

                         BANK OF AMERICA, N.A., AS AGENT

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                                TABLE OF CONTENTS



                                                                                                               Page

1.       Definitions..............................................................................................1

2.       Amendments to Agreement..................................................................................1

3.       Representations and Warranties...........................................................................2
         3.1.     Incorporation...................................................................................2
         3.2.     Due Authorization, No Conflicts, Etc............................................................2
         3.3.     Due Execution, Etc..............................................................................3

4.       Conditions Precedent.....................................................................................3
         4.1.     Conditions Precedent to Effectiveness of Amendment No. 4........................................3

5.       Effectiveness of Amendment No. 4.........................................................................4

6.       Closing..................................................................................................4

7.       Governing Law, Etc.......................................................................................4

8.       Section Titles and Table of Contents.....................................................................4

9.       Waiver of Jury Trial.....................................................................................4

10.      Counterparts.............................................................................................5

11.      Agreement to Remain in Effect............................................................................5

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         AMENDMENT NO. 4 dated as of December 3, 1999 under and to that certain
Loan and Security Agreement dated as of June 5, 1997 as amended by Amendment No. 1 dated August 28, 1998, as further amended by Amendment No. 2 dated March 1, 1999, and as further amended by Amendment No. 3 dated as of October 14, 1999 (collectively, the "Agreement"), among Accredo Health, Incorporated (formerly Nova Holdings, Inc.), a Delaware corporation (the "Borrower"); the Guarantors, jointly and severally; each of the undersigned Banks (in such capacity, the "Banks"), and Bank of America, N.A. (successor to NationsBank, N.A.), as Agent for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Guarantors (other than Sunrise Health Management, Inc.), the Banks and the Agent are parties to the Agreement; and

         WHEREAS, Hemophilia Health Services, Inc. has entered into a stock purchase agreement to acquire all of the outstanding shares of Sunrise Health Management, Inc., a Georgia corporation; and

         WHEREAS, the acquisition of all of the outstanding shares of Sunrise Health Management, Inc. requires the consent of the Banks, which the Banks hereby grant subject to the conditions and provisions of this Amendment No. 4 being satisfied as hereinafter set forth;

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment No. 4 which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

         2.       AMENDMENTS TO AGREEMENT.

                  2.1. Section I of the Agreement, DEFINITIONS, is hereby amended by adding thereto the following new definitions as follows:

                  "AMENDMENT NO. 4 EFFECTIVE DATE" has the meaning specified in
         Section 5 of this Amendment No. 4.

                  "STOCK PLEDGE AGREEMENTS" means those stock pledge agreements executed pursuant to Paragraph 3.1 hereof and those stock pledge agreements executed from time to time by Subsidiaries of the Borrower in favor of the Agent for the benefit of the Banks.

In addition to the foregoing new definitions, the following definition are hereby amended:

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         "Guarantor" is hereby amended to replace the period after subparagraph
(D) with a comma, and to add a subparagraph (E) as follows:

                  "(E) Sunrise Health Management, Inc., a Georgia corporation".

         "Pledged Stock" is hereby amended to add at the end thereof "and/or executed and delivered to the Agent from time to time by Subsidiaries of the Borrower."

                  2.2. Sunrise Health Management, Inc., a Georgia corporation, hereby agrees to become a party to the Agreement as a Guarantor thereunder, and hereby grants and confirms the grant of the security interest contained therein.

         3. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment No. 4, Borrower and Guarantors jointly and severally represent and warrant to the Banks and the Agent as follows:

                  3.1. INCORPORATION. Accredo Health, Incorporated is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to transact business in the State of Tennessee; Nova Factor, Inc., Southern Health Systems, Inc., Hemophilia Health Services, Inc. (successor to Horizon Health Systems, Inc.) and AHI Pharmacies, Inc. are corporations duly organized, validly existing and in good standing under the laws of the State of Tennessee; Sunrise Health Management, Inc., is a corporation duly organized and validly existing and in good standing under the laws of the State of Georgia and is qualified to transact business in the State of Tennessee; each of the foregoing corporations has the lawful power to own its properties and to engage in the business it now conducts, and each is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of the business transacted by it or property owned by it is both material and makes qualification necessary; Accredo Health, Incorporated has its chief executive office and principal place of business in Memphis, Tennessee, and each of the other corporations has its chief executive office and principal place of business located in either Nashville, Tennessee or Memphis, Tennessee, except for Sunrise Health Management, Inc., which has its principal office in Norcross, Georgia.

                  3.2. DUE AUTHORIZATION, NO CONFLICTS, ETC. The execution, delivery and performance by the Borrower and Guarantors of this Amendment No. 4 and any and all other agreements, instruments and documents to be executed and/or delivered by the Borrower or any Guarantor pursuant hereto or in connection herewith, and the consummation by Borrower and Guarantors of the transactions contemplated hereby or thereby: (a) are within the corporate powers of each; (b) have been duly authorized by all necessary corporate action, including without limitation, the consent of stockholders where required; (c) do not and will not (i) contravene the respective certificate of incorporation or by-laws or other comparable governing documents of Borrower or any Guarantor,
(ii) violate any Laws, or any order or decree of any court or governmental authority, or (iii) conflict with or result in the breach of, or constitute a default under, or result in the termination of, any material contractual obligation of Borrower or any


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Guarantor, and (d) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person other than those which have been obtained and copies of which have been delivered to the Agent pursuant to Subsection 4.1(a)(ii) hereof, each of which is in full force and effect.

                  3.3. DUE EXECUTION, ETC. This Amendment No. 4 and each of the other agreements, instruments and documents to be executed and/or delivered by Borrower or any Guarantor pursuant hereto or in connection herewith (a) has been duly executed and delivered, and (b) constitutes the legal, valid and binding obligation of each, enforceable against it in accordance with its terms, subject however to state and federal bankruptcy, insolvency, reorganization and other laws and general principles of equity affecting enforcement of the rights of creditors generally.

         4. CONDITIONS PRECEDENT. The effectiveness of this Amendment No. 4 is subject to the fulfillment of the following conditions precedent on or prior to the Amendment No. 4 Effective Date (as hereinafter defined in Section 5 hereof):

                  4.1. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT NO. 4. The Agent shall have received, on or prior to the Amendment No. 4 Effective Date, the following, each dated on or prior to the Amendment No. 4 Effective Date unless otherwise indicated, in form and substance satisfactory to the Agent and in sufficient copies for each Bank:

                           (a)      Certified copies of (i) the resolutions of
the Board of Directors of Borrower and each Guarantor approving this Amendment No. 4 and each other agreement, instrument or document to be executed by them pursuant hereto or as contemplated hereby, and (ii) all documents evidencing other necessary corporate action and required governmental and third party approvals, licenses and consents with respect to this Amendment No. 4 and the transactions contemplated hereby.

                           (b)      A certificate of the Secretary or an
Assistant Secretary of Borrower and each Guarantor certifying the names and true signatures of the officers of Borrower and each Guarantor who have been authorized to execute on behalf of Borrower and such Guarantor this Amendment No. 4 and any other agreement, instrument or document executed or to be executed by Borrower and any Guarantor in connection herewith.

                           (c)      A certificate dated the Amendment No. 4
Effective Date signed by the President or any Vice-President of Borrower, to the following effect:

                           (i) The representations and warranties of the Borrower contained in Sections 3.1, 3.2 and 3.3 of this Amendment No. 4 are true and correct on and as of such date as though made on and as of such date;

                           (ii) No Default or Event of Default has occurred and is continuing, and no Default or Event of Default would result from the execution and


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                  delivery of this Amendment No. 4 or the other agreements,
                  instruments and documents contemplated hereby; and

                           (iii) The Borrower has paid or agreed to pay all amounts payable by it pursuant to the Agreement as amended hereby (including, without limitation, all legal fees and expenses of Banks= counsel incurred in connection herewith) to the extent then due and payable.

                           (d)      Original Guaranty and Suretyship Agreements
duly executed by Sunrise Health Management, Inc. in the form attached hereto as Exhibit F-1.

                           (e)      Such UCC financing statements and amendments
thereto (including to pay additional Tennessee Privilege Taxes) as may be required by the Banks.

                           (f)      Original Stock Pledge Agreement duly
executed by Hemophilia Health Services, Inc. in the form attached hereto as Exhibit E-1 together with the original of all outstanding stock certificates held by Hemophilia Health Services, Inc. in Sunrise Health Management, Inc., together with such blank stock powers as may be required by the Agent.

         5. EFFECTIVENESS OF AMENDMENT NO. 4. This Amendment No. 4 and the Exhibits attached hereto shall become effective at such time as (a) each of the conditions precedent set forth in Section 4.1 hereof shall have been satisfied, and (b) counterparts of this Amendment No. 4, executed and delivered by the Borrower, the Guarantors, the Banks and the Agent shall have been received by the Agent (or, alternatively, confirmation of the execution hereof by such parties shall have been received by the Agent). The date upon which the conditions described in clauses (a) and (b) of the foregoing sentence shall have been fulfilled is referred to herein as the "Amendment No. 4 Effective Date".

         6. CLOSING. The Closing under this Amendment No. 4 shall occur on the Amendment Effective Date at the offices of Boult, Cummings, Conners & Berry, PLC, 414 Union Street, Nashville, Tennessee 37219, or such other location as the parties may agree.

         7. GOVERNING LAW, ETC. This Amendment No. 4 shall be governed by, and construed in accordance with, the laws of the State of Tennessee as provided in Section 10.9 of the Agreement, which Section is incorporated herein by reference and made a part hereof as though set forth in full herein.

         8. SECTION TITLES AND TABLE OF CONTENTS. The Section Titles and Table of Contents contained in this Amendment No. 4 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

         9. WAIVER OF JURY TRIAL. EACH PARTY HERETO, INCLUDING THE BORROWER, EACH SUBSIDIARY, THE BANKS, AND THE AGENT, HEREBY


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KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE (TO THE EXTENT PERMITTED BY
APPLICABLE LAWS) ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER, RELATING TO, OR CONNECTED WITH THIS AGREEMENT, THE COLLATERAL OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT CONTEMPLATED HEREBY OR DELIVERED IN CONNECTION HEREWITH AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANKS= AND THE AGENT ENTERING INTO THIS AGREEMENT.

         10. COUNTERPARTS. This Amendment No. 4 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         11. AGREEMENT TO REMAIN IN EFFECT. Except as expressly provided herein, the Agreement and each other Collateral Document shall be and shall continue in full force and effect in accordance with its respective terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AGENT                                       BORROWER

BANK OF AMERICA, N.A.,                      ACCREDO HEALTH, INCORPORATED
as Agent



BY: /s/ Andrew Zimberg                      BY: /s/ Joel R. Kimbrough
    ----------------------------------          --------------------------------

TITLE: V.P.                                 TITLE: CFO
       -------------------------------             -----------------------------

BANKS                                       GUARANTORS AND SUBSIDIARIES

BANK OF AMERICA, N.A.                       SOUTHERN HEALTH SYSTEMS, INC.



BY: /s/ Andrew Zimberg                      BY: /s/ Joel R. Kimbrough
    ----------------------------------          --------------------------------

TITLE: V.P.                                 TITLE: CFO
       -------------------------------             -----------------------------


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FIRST TENNESSEE BANK NATIONAL               NOVA FACTOR, INC.
ASSOCIATION



BY: /s/ Bob Nieman                          BY: /s/ Joel R. Kimbrough
    ----------------------------------          --------------------------------

TITLE: VP                                   TITLE: CFO
       -------------------------------             -----------------------------



BROWN BROTHERS HARRIMAN & CO.               HEMOPHILIA HEALTH SERVICES, INC.
                                            (successor to Horizon Health
                                            Systems, Inc.)



BY: /s/ Louise A. Coughlan                  BY: /s/ Joel R. Kimbrough
    ----------------------------------          --------------------------------

TITLE: SR VP                                TITLE: CFO
       -------------------------------             -----------------------------



                                            AHI PHARMACIES, INC.



                                            BY: /s/ Joel R. Kimbrough
                                                --------------------------------

                                            TITLE: CFO
                                                   -----------------------------



                                            SUNRISE HEALTH MANAGEMENT, INC.



                                            BY: /s/ Joel R. Kimbrough
                                                --------------------------------

                                            TITLE: CFO
                                                   -----------------------------


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